Exhibit 10.7

AMENDMENT NO. 2 TO LEASE

This AMENDMENT NO. 2 TO LEASE (“Amendment No. 2”), dated             , 2010 (“Amendment Effective Date”) for reference purposes only, is entered into by and between FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (“Landlord”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant are parties to that certain Lease dated as of June 4, 2008 and Amendment No. 1 to Lease dated February 2, 2009 (collectively “Lease”), pursuant to which Landlord leases to Tenant certain space (“Premises”) located at 1300 North Alma School Road, Chandler, Arizona.

B. The parties desire to amend the Lease to extend the term of the Lease and modify certain provisions of the Lease deemed to take place as of the Amendment Effective Date, all on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease, effective as of the Amendment Effective Date, as follows:

1. Premises. Section 1.A. of the Lease is hereby replaced with the following:

A. For and in consideration of the covenants and agreements on the part of Tenant contained herein, and under and subject to the terms and conditions hereof, Landlord hereby leases and demises unto Tenant those certain premises in portions of the buildings known as A Building, B Building, M Building and N Building (individually, a “Building” and collectively with all other buildings located in the Project, the “Buildings”) which are part of that certain project owned by Landlord known as “Chandler” (herein the “Project”) located at 1300 North Alma School Road, Chandler, Arizona 85224 as illustrated on Exhibit A attached hereto and hereby made a part hereof, containing 6,816 square feet of office space in M Building (of which 486 square feet consists of a conference room) (said 6,816 square feet of space is herein referred to as the “Office Space”), 10,741 square feet of fabrication space in M Building (herein the “Fab Space”), and 6,495 square feet of lab space in A Building (herein the “Lab Space”) totaling 24,052 square feet of floor area (hereinafter called the “Premises”) as illustrated on the floor plans contained in Exhibit C attached hereto and made a part hereof, together with the right to use certain facilities that are located on the real property legally described in Exhibit D attached hereto and made a part hereof (herein the “Property”) that are provided by Landlord

1.

in common to Tenant, Landlord’s employees and other third parties such as vendors and suppliers designated by Landlord and are defined below as Common Areas. In addition to the Premises, Landlord hereby grants to Tenant, during the Term of this Lease, at no additional charge, the non-exclusive right to use the space (the “TSO Space”) designated on Exhibit C as the TSO Lab, subject to procedures adopted by Landlord governing such access by Tenant. Tenant may locate certain of Tenant’s Property (as herein defined) in the TSO Space as previously approved by Landlord.”

2. Floor Plan of Premises. Exhibit C is hereby replaced with the new Exhibit C Floor Plan attached as Schedule 1 to this Amendment No. 2.

3. Term.

a. Section 2 of the Lease is hereby replaced with the following:

A. The term of this Lease shall be for a period of six (6) years (the “Term”), which shall commence on June 6, 2008 (the “Commencement Date”) and end on June 6, 2014.

B. One party may terminate this Lease prior to the expiration of the Term without cause and for convenience by giving the other party twelve (12) months advance written notice of such termination.

b. Removal of Initial and Renewal Terms.

(i)	Entry 27 of the Table of Contents on page i of the Lease is hereby deleted and replaced with the following: 27. [Intentionally Left Blank]

(ii)	Exhibit F in the List of Exhibits on page ii of the Lease is hereby deleted and replaced with the following:

Exhibit F [Intentionally Left Blank]

(iii)	Sections 3.A. and 3.B. of the Lease are hereby deleted.

(iv)	Section 27 of the Lease, including its subsections A, B, C and D, are hereby deleted and replaced with the following:

27.	[Intentionally Left Blank]

(v)	Exhibit F of the Lease is hereby deleted and replaced with the following:

2.

EXHIBIT F

[Intentionally Left Blank]

4. Fixed Rent.

a. Exhibit E in the List of Exhibits on page ii of the Lease is hereby deleted and replaced with the following:

Exhibit E Fixed Rent Chart

b. The following sentence is inserted at the end of the paragraph of Section 3 of the Lease:

During the Term of the Lease, Tenant will pay Fixed Rent to Landlord in the manner set forth in Section 4 below in monthly installments in advance on the first day of each calendar month in the amounts set forth on the schedule attached hereto as Exhibit E.

c. Exhibit E is hereby replaced with the new Exhibit E Fixed Rent Chart attached as Schedule 2 to this Amendment No. 2.

5. Miscellaneous Other Services. Exhibit J is hereby replaced with the new Exhibit J attached as Schedule 3 to this Amendment No. 2.

6. Miscellaneous. This Amendment No. 2 sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment No. 2, the provisions of this Amendment No. 2 shall govern and control. Each signatory of this Amendment No. 2 represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Amendment No. 2 may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment No. 2 may be executed in so-called “PDF” format, and each party has the right to rely upon a PDF counterpart of this Amendment No. 2 signed by the other party to the same extent as if such party had received an original counterpart.

[SIGNATURES ARE ON FOLLOWING PAGE]

3.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment No. 2 as of the Amendment Effective Date.

LANDLORD: FREESCALE SEMICONDUCTOR, INC.,		TENANT: EVERSPIN TECHNOLOGIES, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ Ken Hansen	By:	/s/ Aurangzeb Khan
Print Name: Ken Hansen		Print Name: Aurangzeb Khan
Title: VP & CTO		Title: President & CEO

Date: 2/18/10		Date: 2-18-10

4.

Schedule 1

EXHIBIT C

Floor Plan

(attach copy)

5.

Schedule 2

EXHIBIT E

Fixed Rent Chart

Beginning on the Amendment Effective Date and ending on June 6, 2010, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$120,760/year	$10,063.33/month
Fab Space (M Building)	10,741	$636,480/year	$53,040.00/month
Lab Space (A Building)	6,495	$137,600/year	$11,466.67/month

Total	24,052	$894,840/year	$74,570.00/month

Beginning on June 7, 2010 and ending on June 6, 2011, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$125,590/year	$10,465.87/month
Fab Space (M Building)	10,741	$661,939/year	$55,161.60/month
Lab Space (A Building)	6,495	$143,104/year	$11,925.33/month

Total	24,052	$930,634/year	$77,552.80/month

6.

Beginning on June 7, 2011 and ending on June 6, 2012, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$130,614/year	$10,884.50/month
Fab Space (M Building)	10,741	$688,417/year	$57,368.06/month
Lab Space (A Building)	6,495	$148,828/year	$12,402.35/month

Total	24,052	$967,859/year	$80,654.91/month

Beginning on June 7, 2012 and ending on June 6, 2013, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$135,839/year	$11,319.88/month
Fab Space (M Building)	10,741	$715,953/year	$59,662.79/month
Lab Space (A Building)	6,495	$154,781/year	$12,898.44/month

Total	24,052	$1,006,573/year	$83,881.11/month

Beginning on June 7, 2013 and ending on June 6, 2014, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$141,272/year	$11,772.68/month
Fab Space (M Building)	10,741	$744,592/year	$62,049.30/month
Lab Space (A Building)	6,495	$160,973/year	$13,414.38/month

Total	24,052	$1,046,836/year	$87,236.35/month

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Schedule 3

EXHIBIT J

Additional Rent @ Up to 75wspw MRAM Module Equivalent

Item	Additional Rent Amendment Effective Date to June 6, 2010
Manufacturing Services
1. Manufacturing consumables	$ 4,957/mo
Includes:

•   Bulk gases and chemicals for up to 75wspw MRAM Module equivalent.
[Bulk gases are: Oxygen, nitrogen, helium, argon and hydrogen supplied from factory bulk delivery systems to Tenant-owned equipment.
Bulk Chemicals are: Sulfuric acid, hydrogen peroxide, hydrochloric acid, ammonium hydroxide, hydrofluoric acid, isopropyl alcohol, tetramethylammonium hydroxide, PGMEA, ACT930, EKC830, PL4224 slurry, SS25E slurry, W2000b slurry, NOE, Ethylene glycol, Super-Q and NMP supplied from factory bulk delivery systems to Tenant-owned equipment.]

•   Additional Rent will be pro-rated for consumption exceeding 75wspw MRAM Module equivalent.

2. Manufacturing support services	$12,846/mo
Includes:

•   Sustaining support for factory manufacturing execution, equipment integration and analysis systems in CH-FAB
[Note: Sustaining support does not include Tenant’s use of factory manufacturing execution, equipment integration and analysis software.]

•   Chandler Analytical Lab services (PALAZ TEM, SEM, etc. Maximum 18 samples/mo.)

•   Failure analysis services provided by Global Yield and Device Lab (Maximum 3 samples/mo.)

•   Tenant may requisition incidental (“open stock”) equipment parts and supplies from CH-FAB with a total value not to exceed $1,000 per month at no charge. [“Open stock” items are: Tubing, tie wraps, fittings, valves, terminals, fuses, wire connectors, screws, heat shrink tubing, washers, nuts, bolts, retaining rings, silencers/mufflers, filter regulators, O-rings.]

Items not included:	Tenant expense
• Use of factory manufacturing execution, equipment integration and analysis software
• Maintenance of Tenant-owned equipment
• Shipping costs
• Parts ordering and stocking
• Operator staffing to run Tenant-owned tools
• Specialty gases and chemicals that are not provided as part of factory bulk delivery systems
• Product or package reliability, stress or failure analysis services or support
• Services performed by CH-FAB machine shop
• References to wafer quantities in this exhibit do not constitute a capacity commitment by Landlord

    The rate for each of the above items will increase on June 7, 2010 (and each anniversary thereafter) of the Lease Term by an amount equal to four percent (4.0%) of the rate for such item for the preceding period.

8.

Schedule 1

EXHIBIT C

Floor Plan

Office Space – Chandler M Building - Level 2

Office Space
8 Offices
22 Cubes
1 Conf Rm
Adjacent hallways as indicated

Total = 6,816 Sq. Ft.

Sedona Conf Room
486 Sq. Ft.
BREAK ROOM
MER
MER
GOWN ROOM
MER
MER
Future Conf Room
MER
MER
IDF
MER
MER
IDF
STOCK ROOM
N BLDG
MER